UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                Event Date requiring this Report: August 1, 2006

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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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               FLORIDA                 0-28331              84-1047159
      (State of Incorporation or (Commission File Number) (I.R.S. Employer
              organization)                              Identification No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On August 1, 2006, William Dato informed China Direct Trading Corporation (China Direct) in writing of his decision to resign as a director from the China Direct Board of Directors, effective August 1, 2006. Mr. Dato indicated in his resignation letter that he was resigning in order to devote his full time and attention to the operations of China Direct's majority-owned subsidiary, Complete Power Solutions, LLC, and the expansion of its business. Mr. Dato will continue in his current role as the senior operations executive of CPS.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:


EXHIBIT NUMBER                      DESCRIPTION


None
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHINA DIRECT TRADING CORPORATION

                                    Date:  August 1,  2006

                                    By: /s/ Howard Ullman___________
                                    Howard Ullman, Chief Executive Officer,
                                    President and Chairman